UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      May 9, 2002
                                                --------------------------------

                                   SB Partners
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  New York                          000-08952                     13-6294787
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)              File Number)              Identification No.)


   1251 Avenue of the Americas, New York, NY                         10020
--------------------------------------------------------------------------------
   (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code     (212) 408-5000
                                                  ------------------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Item 2.  Disposition of Assets

              On May 9, 2002, the Registrant sold Meadowwood Apartments in Reno, Nevada to Meadow Wood Apartments Reno, LLC, an unrelated Nevada limited liability company, for $31,350,000 in an all cash transaction. The proceeds from the sale were used, in part, to retire the mortgage note of approximately $19,600,000 that had been secured by the property.

Item 7. Financial Statements

              The following pro forma financial statements reflect the sale of Meadowwood Apartments by the Registrant. The balance sheet as of the last filing, March 31, 2002, has been adjusted to reflect the removal of the assets and liabilities of this 704-unit apartment community as if the sale had been consummated on the balance sheet date. The statement of operations for the year ended December 31, 2001 has been adjusted to reflect the results of operations of the Registrant as if the sale had been consummated at the beginning of that year. As the statement of operations for the three months ended March 31, 2002 reflected the results of operations from Meadowwood Apartments as discontinued operations, the statement of operations for that period is not included here. For additional information, please refer to the financial statements included in the Registrant's latest quarterly report on Form 10-Q. This pro forma information should be read in conjunction with the financial statements and notes thereto and the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Registrant's latest annual report on Form 10-K, and the latest quarterly report on Form 10-Q. In management's opinion, all adjustments necessary to reflect the sale have been made.

                                                SB PARTNERS
                                                -----------
                                     (a New York limited partnership)
                                      ------------------------------

                                           PRO FORMA BALANCE SHEET
                                           -----------------------


                                                    MARCH 31,       PRO FORMA        PRO FORMA
                                                      2002         ADJUSTMENTS        BALANCE
                                                   AS REPORTED     (SEE NOTE 2)        SHEET
                                                   -----------     ------------     -----------
Assets:
  Investments -
   Real Estate, at cost
   Land                                            $ 5,310,842     $          0     $ 5,310,842
   Buildings, furnishings and improvements          50,863,371                0      50,863,371
   Less - accumulated depreciation                  (6,000,812)               0      (6,000,812)
                                                   -----------     ------------     -----------
                                                    50,173,401                0      50,173,401

Real estate asset held for sale                     13,823,271      (13,823,271)              0
                                                   -----------     ------------     -----------
                                                    63,996,672      (13,823,271)     50,173,401
  Other assets-
   Cash and cash equivalents                            60,206       10,940,660      11,000,866
   Cash held by lenders in escrow                      826,003                0         826,003
   Other                                               567,634                0         567,634
   Other assets in discontinued operations           1,032,619       (1,032,619)              0
                                                   -----------     ------------     -----------
  Total assets                                     $66,483,134     $ (3,915,230)    $62,567,904
                                                   ===========     ============     ===========
Liabilities:

  Mortgage notes and other loans payable           $31,282,287     $          0     $31,282,287
  Accounts payable and accrued expenses                675,508                0         675,508
  Tenant security deposits                             168,192                0         168,192
  Liabilities of discontinued operations
    including mortgage note payable
    of $19,663,325                                  19,922,211      (19,922,211)              0
                                                   -----------     ------------     -----------
  Total liabilities                                 52,048,198      (19,922,211)     32,125,987
                                                   -----------     ------------     -----------

Partners' Capital:
Units of partnership interest without par value;
  Limited partners - 7,753 units                    14,451,510       16,004,917      30,456,427
  General partner - 1 unit                             (16,574)           2,064         (14,510)
                                                   -----------     ------------     -----------
        Total partners' capital                     14,434,936       16,006,981      30,441,917
                                                   -----------     ------------     -----------
        Total liabilities and partners' capital    $66,483,134     $ (3,915,230)    $62,567,904
                                                   ===========     ============     ===========

                    See accompanying notes to pro forma financial statements.


                                                     SB PARTNERS
                                                     -----------
                                          (a New York limited partnership)
                                           ------------------------------
                                          PRO FORMA STATEMENT OF OPERATIONS
                                          ---------------------------------
                                        For the Year Ended December 31, 2001
                                        ------------------------------------



                                                                     PRO FORMA       PRO FORMA
                                                        AS           ADJUSTMENT       INCOME
                                                     REPORTED       (SEE NOTE 2)     STATEMENT
                                                    -----------     ------------    -----------
Revenues:
Rental income                                       $12,267,295     $(4,833,431)    $ 7,433,864
Interest on short-term investments                       35,866               0          35,866
Other                                                   585,077        (168,729)        416,348
                                                    -----------     -----------     -----------
    Total revenues                                   12,888,238      (5,002,160)      7,886,078
                                                    -----------     -----------     -----------
Expenses:
Real estate operating expenses                        5,109,704      (1,784,520)      3,325,184
Interest on mortgage notes and other loans payable    3,705,511      (1,506,835)      2,198,676
Depreciation and amortization                         2,150,121        (664,046)      1,486,075
Management fees                                         826,453        (168,702)        657,751
Real estate taxes                                     1,127,689        (280,973)        846,716
Other                                                   277,642         (39,477)        238,165
                                                    -----------     -----------     -----------
    Total expenses                                   13,197,120      (4,444,553)      8,752,567
                                                    -----------     -----------     -----------
    Net loss from continuing operations                (308,882)       (557,607)       (866,489)

Net loss from continuing operations
     allocated to general partner                           (40)            (72)           (112)
                                                    -----------     -----------     -----------
Net loss from continuing operations
     allocated to limited partners                  $  (308,842)    $  (557,535)    $  (866,377)
                                                    ===========     ===========     ===========
Net loss from continuing operations
     per unit of limited partnership interest       $       (40)    $       (72)    $      (112)
                                                    ===========     ===========     ===========
Weighted Average Number of Units of Limited
     Partnership Interest Outstanding                     7,753           7,753           7,753
                                                    ===========     ===========     ===========

                       See accompanying notes to pro forma financial statements.

                                   SB PARTNERS
                                   -----------
                        (a New York limited partnership)
                         ------------------------------

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                     ---------------------------------------

 (1)     Pro Forma Presentation
         ----------------------

              The accompanying pro forma financial statements reflect the sale of Meadowwood Apartments by the Registrant. The balance sheet as of the last filing date, March 31, 2002, has been adjusted to reflect the removal of the assets and liabilities related to Meadowwood Apartments as if the sale had been consummated on the balance sheet date. The statement of operations for the year ended December 31, 2001 has been adjusted to reflect the results of operations of the Registrant as if the sale had been consummated at the beginning of that year. As the statement of operations for the three months ended March 31, 2002 reflected the results of operations from Meadowwood Apartments as discontinued operations, the statement of operations for that period is not included here.

         The unaudited pro forma balance sheet is not necessarily indicative of what the actual financial position would have been assuming the sale had been consummated as of March 31, 2002, and the unaudited pro forma statement of operations is not necessarily indicative of what the actual results of operations would have been assuming the sale had been consummated as of January 1, 2001, nor do these pro forma financial statements purport to present the future financial position or results of operations of the Registrant. Pro forma information should be read in conjunction with the financial statements and notes thereto and the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Registrant's latest annual report on Form 10-K, and the latest quarterly report on Form 10-Q. In management's opinion, all adjustments necessary to reflect the sale have been made.

(2)      Pro Forma Adjustments:
         ----------------------

         Balance Sheet
         -------------
              The assets and related liabilities of Meadowwood Apartments as of March 31, 2002 have been removed from the historical balance sheet to reflect the sale of the property. Assets removed included real estate assets held for sale, $13,823,271, cash held by lenders in escrow, $923,461, unamortized deferred financing costs of $78,495 and miscellaneous other assets totaling $30,663. Liabilities removed include the mortgage note payable and accrued interest of $19,663,351 and $124,383, respectively, tenant security deposits of $56,511, accrued property operating expenses totaling $75,652, and prepaid rents of $2,314. The balance of cash has been increased to reflect the proceeds from the sale of Meadowwood Apartments. The partners' capital accounts are adjusted to reflect the increase in net assets which resulted from the sale. All adjustments are shown as of the date of the last balance sheet filed, March 31, 2002.

         Statement of Operations
         -----------------------
                  All items of income of Meadowwood Apartments have been removed from the statement of operations for the year ended December 31, 2001, including rental and other income received from tenants. All expenses relating to the property, including interest on the related mortgage, real estate operating expenses, taxes, and other expenses have also been removed. In addition, management fees have been reduced to reflect the sale of the property. The aforementioned income and expense adjustments have been prepared as if the sale had taken place at the beginning of the year. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain or loss from the sale of the real estate is reflected in the pro forma statements of operations. (See also Note 3.)


(3)      Gain on Sale of Investment in Real Estate
         -----------------------------------------

              The sale of Meadowwood Apartments resulted in a net gain for financial reporting purposes of approximately $17,000,000. The gain for tax purposes will be computed using the tax basis of the asset sold, and will differ from the gain reported on the financial statements. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain or loss from the sale of the real estate is reflected in the pro forma statements of operations.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SB Partners
                                  --------------------------------------
                                                (Registrant)

                                  By: SB PARTNERS REAL ESTATE CORPORATION
                                      GENERAL PARTNER


Date      May 24, 2002          /s/ George N. Tietjen III
     ------------------------     --------------------------------------
                                  George N. Tietjen III
                                  Vice-President
                                  (Principal Accounting Officer)